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Scudder Variable Series II

o  Scudder International Research Portfolio

o  Scudder Strategic Income Portfolio


Supplement to Prospectus Dated May 1, 2001

The following information supplements the current disclosure in the "Portfolio Subadvisors" section of the prospectus:

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Zurich Scudder Investments, Inc., is no longer the subadvisor to Scudder International Research Portfolio and Scudder Strategic Income Portfolio.







January 11, 2002